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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-52490 and 333-47764) and S-8 (Nos. 333-52488,
333-43220, 333-94817 and 333-92729) of The TriZetto Group, Inc. of our report dated February 21, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.

PricewaterhouseCoopers LLP

Orange County, California
June 9, 2001